EXECUTION COPY

RATIFICATION AND REAFFIRMATION AGREEMENT

This RATIFICATION AND REAFFIRMATION AGREEMENT, dated as of January 28, 2008 (this “Agreement”), is made by FOH Holdings, Inc., a Delaware corporation (the “Parent”), Frederick’s of Hollywood, Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), Fredericks.com, Inc., a Nevada corporation (“Fredericks.com”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order”, and collectively with the Parent, Frederick’s, Stores and Fredericks.com, each individually an “Existing Obligor”, and collectively the “Existing Obligors”), for the benefit of Wells Fargo Retail Finance II, LLC, a Delaware limited liability company, as the arranger and agent for the Lenders referred to below (in such capacity, together with any successor in such capacity, the “Agent”) and such Lenders. Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Restated Financing Agreement referred to below.

WHEREAS, the Parent, Frederick’s, Stores, Mail Order, the lenders from time to time party thereto (such lenders, together with their respective successors and assigns the “Lenders”) and the Agent are parties to that certain Financing Agreement, dated as of January 7, 2003 (as heretofore amended, supplemented or otherwise modified, the “Existing Agreement”);

WHEREAS, the applicable Existing Obligors have guaranteed and/or secured the obligations of the Parent, Frederick’s, Stores and Mail Order under the Existing Agreement, and/or secured their own obligations under any applicable guaranty, pursuant to the agreements set forth on Annex A attached hereto (such agreements, as heretofore amended, restated or otherwise modified, each an “Ancillary Document”, and collectively, the “Ancillary Documents”);

WHEREAS, the terms and provisions of the Existing Agreement shall be amended and restated in their entirety (the amendment and restatement thereof, the “Restatement”) as set forth in that certain Amended and Restated Financing Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, the “Restated Financing Agreement”), by and among the Agent, the Lenders, the Parent, Frederick’s, Stores, Mail Order and Frederick’s of Hollywood Group Inc., a New York corporation (“Group”); and

WHEREAS, the Existing Obligors and Group are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by one often being provided through financing obtained by another and the ability to obtain such financing being dependent on the successful operations of the Existing Obligors and Group as a whole and each shall benefit directly and indirectly from the extensions of credit under the Restated Financing Agreement and it is a condition precedent to the effectiveness of the Restated Financing Agreement that each Existing Obligor execute and deliver this Agreement for the benefit of the Agent and the Lenders.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:

1. Reaffirmation and Confirmation.

(a) Each Existing Obligor hereby absolutely and unconditionally (i) acknowledges that is has received a copy of the Restated Financing Agreement and ratifies and reaffirms each Ancillary Document to which it is a party and (ii) acknowledges and agrees that its obligations under each such Ancillary Document remain in full force and effect and that it shall continue to comply with, and be subject to all of the terms, provisions, conditions, covenants, agreements and obligations thereof notwithstanding the Restatement except that, in each case, on and after the date hereof, all references in the Ancillary Documents to “the Financing Agreement,” (or to obligations of the Parent, Frederick’s, Stores and Mail Order thereunder) “thereto,” “thereof,” “thereunder,” or words of like import referring to the Existing Agreement shall mean and be references to the Restated Financing Agreement (and obligations of Group, the Parent, Frederick’s, Stores, Mail Order and any other parties from time to time made borrowers thereunder).

2. Ancillary Documents as a Loan Document. Each Existing Obligor hereby further acknowledges and agrees that this Agreement and each Ancillary Document shall constitute a “Loan Document” under and as defined in the Restated Financing Agreement.

3. Consent Not Required. Each Existing Obligor acknowledges and agrees that neither its consent to, nor acknowledgment of, the Restatement is required pursuant to the terms of the Ancillary Documents and any failure to obtain such consent or acknowledgment in connection with any future amendment to or restatement of the Restated Financing Agreement will not affect the validity of its obligations under the Ancillary Documents and that this Agreement is being delivered solely for purposes of form.

4. Representations and Warranties. Each Existing Obligor represents and warrants that:

(a) the execution, delivery and performance of this Agreement by such Existing Obligor has been duly authorized by all necessary action;

(b) such Existing Obligor has duly executed and delivered this Agreement;

(c) this Agreement is a legal, valid and binding obligation of such Existing Obligor, enforceable against such Existing Obligor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings at law or in equity);

(d) after giving effect to the Restatement, each Ancillary Document to which it is a party (A) remains in full force and effect and continues to grant a lien on or security interest in the property of such Existing Obligor described therein as security for, or continues to constitute a guaranty of, as the case may be, the Obligations (under and as defined in the

Restated Financing Agreement) pursuant to the terms thereof, and (B) remains the valid and binding obligation of such Existing Obligor; and

(e) each representation and warranty made by such Existing Obligor in each Ancillary Document to which it is a party is true and correct in all material respects as of the date hereof with the same effect as though made as of such date (except to the extent that such representations and warranties relate solely to an earlier date).

5. General Provisions.

(a) Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

(b) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(c) WAIVER OF JURY TRIAL, ETC. EACH EXISTING OBLIGOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH EXISTING OBLIGOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH EXISTING OBLIGOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THE RESTATED FINANCING AGREEMENT.

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EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

EXISTING OBLIGORS:

FOH HOLDINGS, INC.

By:	/s/ Linda LoRe
Name: Linda LoRe Title: President and Chief Executive Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	/s/ Linda LoRe
Name: Linda LoRe Title: President and Chief Executive Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	/s/ Linda LoRe
Name: Linda LoRe Title: President and Chief Executive Officer

FREDERICKS.COM, INC.

By:	/s/ Linda LoRe
Name: Linda LoRe Title: President and Chief Executive Officer

HOLLYWOOD MAIL ORDER, LLC

By: FOH Holdings, Inc., its Manager

By:	/s/ Linda LoRe
Name: Linda LoRe Title: President and Chief Executive Officer

Acknowledged and Accepted to as of the date first above-written.

WELLS FARGO RETAIL FINANCE II, LLC as Agent

By:	/s/ Jennifer Cann
Name: Jennifer Cann Title: Senior Vice President

ANNEX A

Ancillary Documents

1.	Guaranty Agreement, dated as of January 7, 2003 (as heretofore amended, restated, supplemented or otherwise modified), by Fredericks.com in favor of the Agent.
2.	Security Agreement, dated as of January 7, 2003 (as heretofore amended, restated, supplemented or otherwise modified), by the Parent, Frederick’s, Stores and Mail Order in favor of the Agent;
3.	Assignment for Security (Trademarks), dated as of January 7, 2003 (as heretofore amended, restated, supplemented or otherwise modified), by Frederick’s in favor of the Agent.
4.	Assignment for Security (Copyrights) (Hollywood Mail Order, LLC), dated as of January 7, 2003 (as heretofore amended, restated, supplemented or otherwise modified), by Mail Order in favor of the Agent
5.	Restricted Account Agreement, dated as of December 23, 2002 (as heretofore amended, restated, supplemented or otherwise modified), by Wells Fargo Bank, National Association, Frederick’s and the Agent.
6.	Restricted Account Agreement, dated as of December 23, 2002 (as heretofore amended, restated, supplemented or otherwise modified), by Wells Fargo Bank, National Association, Frederick’s and the Agent.
7.	Pledge Agreement, dated as of January 7, 2003 (as heretofore amended, restated, supplemented or otherwise modified), by the Parent, Frederick’s, Stores and Mail Order in favor of the Agent.
8.

Intercreditor and Subordination Agreement, dated as of January 7, 2003 (as heretofore amended, restated, supplemented or otherwise modified from time to time), by Existing Obligors in favor of the Agent.

9.	Landlord’s Waiver and Consent, dated as of June 30, 2003 (as heretofore amended, restated, supplemented or otherwise modified), by Ryan Companies US, Inc. and Frederick’s in favor of the Agent.